UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2026
OraSure Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-882-1820
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure

On January 5, 2026, OraSure Technologies, Inc. (the “Company”) announced that it has submitted two separate applications to the U.S. Food and Drug Administration (“FDA”) for clearance of its rapid molecular self-test for Chlamydia Trachomatis and Neisseria Gonorrhoeae (“CT/NG”) and its Colli-Pee™ at-home urine collection device, including for sexually transmitted infections (“STIs”).

The information in Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibit are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K or the attached Exhibit.

Item 8.01 Other Events.

The Company submitted applications to the FDA for clearance for each of its rapid molecular self-test for CT/NG and its Colli-Pee at-home urine collection device for STIs. The Company’s rapid molecular self-test for CT/NG is designed to provide results in approximately 30 minutes in a disposable format that is intended for over-the-counter usage. The Colli-Pee device is designed for at-home urine collection, including for multiple STI indications.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of OraSure Technologies, Inc., dated January 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: January 5, 2026	By:	/s/ Carrie Eglinton Manner
Carrie Eglinton Manner
President and Chief Executive Officer